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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


     Date of Report: April 16, 1998
     (Date of earliest event reported)

     Commission File No. 333-20675


                          EQCC Receivables Corporation
                         EQCC Asset Backed Corporation
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                                                  59-3170055
            Delaware                              59-3170052
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     (State of Incorporation)         (I.R.S. Employer Identification No.)

     100401 Deerwood Park Boulevard
     Jacksonville, Florida                           32256
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     (Address of principal executive offices)     (Zip Code)

                                 (904)987-5000
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              (Registrant's Telephone Number, including area code)


                                      N/A
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     (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by NationsBanc Montgomery Securities LLC, which are hereby filed pursuant to such letter.



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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EQCC RECEIVABLES CORPORATION

April 16, 1998

                                        By:   /s/ James B. Dodd
                                             -------------------------
                                        Name: James B. Dodd
                                        Title: Vice President


                                        EQCC ASSET BACKED CORPORATION

April 16, 1998

                                        By:   /s/ James B. Dodd
                                             -------------------------
                                        Name: James B. Dodd
                                        Title: Vice President



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                               INDEX TO EXHIBITS


                                                       Paper (P) or
Exhibit No.    Description                             Electronic (E)
-----------    -----------                             --------------

 (99)          Computational Materials prepared              E
               by NationsBanc Montgomery Securities
               LLC in connection with EQCC Home
               Equity Loan Asset Backed Certificates,
               Series 1998-1





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